SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 1998
                                                  (December 16, 1997)

                          Consolidated Stainless, Inc.
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             (Exact name of registrant as specified in its charter)

                                 Ronald J. Adams
                                    President
                          Consolidated Stainless, Inc.
                             1601 East Amelia Street
                             Orlando, Florida 32803
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                     (Name and address of Agent for Service)

           Delaware                   000-22690                59-1669166
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       (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

1601 East Amelia Street, Orlando, Florida                         32803
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (407) 896-4000

                                    Copy to:
                             Peter W. Rothberg, Esq.
               Greenberg Traurig Hoffman Lipoff Rosen & Quentel
                                 200 Park Avenue
                            New York, New York 10166
                                 (212) 801-9200

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        (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      As previously reported, on December 15, 1997, Consolidated Stainless, Inc. (the "Company") filed for relief under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330) in the United States Bankruptcy Court for the District of Delaware, Case No. 97-2593 (the "Bankruptcy Filing").

      In connection with the Bankruptcy Filing, the Company is required to file monthly operating reports with the United States Trustee and the Bankruptcy Court (the "Monthly Reports"). The Company is filing herewith the Monthly Reports (i) for the period from December 16 to December 31, 1997, (ii) for the month ending January 31, 1998, and (iii) for the month ending February 28, 1998, as Exhibits 99.1, 99.2, and 99.3, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            99.1. Monthly Operating Report of Consolidated Stainless, Inc. for the Period from December 16 to December 31, 1997.(1)

            99.2. Monthly Operating Report of Consolidated Stainless, Inc. for the Month ended January 31, 1998.(1)

            99.3. Monthly Operating Report of Consolidated Stainless, Inc. for the Month ended February 28, 1998.(1)

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(1)  The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSOLIDATED STAINLESS, INC.
                                        (Registrant)


Date:  March 30, 1998                   By: /S/ Ronald J. Adams
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                                            Ronald J. Adams,
                                            President


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                                  EXHIBIT INDEX

Exhibit Number                          Description
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99.1.              Monthly Operating Report of Consolidated Stainless, Inc. for
                   the Period from December 16 to December 31, 1997.

99.2. Monthly Operating Report of Consolidated Stainless, Inc. for the Month ended January 31, 1998.

99.3. Monthly Operating Report of Consolidated Stainless, Inc. for the Month ended February 28, 1998.


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